UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21767

ALTERNATIVE INVESTMENT PARTNERS ABSOLUTE RETURN FUND

(Exact name of Registrant as specified in Charter)

100 Front Street, Suite 400

West Conshohocken, Pennsylvania 19428-2881

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (610) 260-7600

Stefanie V. Chang Yu, Esq.

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, NY 10036

(Name and address of agent for service)

COPY TO:

Richard Horowitz, Esq.

DECHERT LLP

1095 Avenue of the Americas

New York, NY 10036-6797

(212) 698-3500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS. The Registrant’s semi-annual report transmitted to limited partners pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ALTERNATIVE INVESTMENT PARTNERS

ABSOLUTE RETURN FUND

Financial Statements (Unaudited)

For the Period from January 1, 2010 to

June 30, 2010

Alternative Investment Partners Absolute Return Fund

Financial Statements (Unaudited)

For the Period from January 1, 2010 to June 30, 2010

Alternative Investment Partners Absolute Return Fund

Statement of Assets and Liabilities (Unaudited)

June 30, 2010

Assets
Investments in investment funds, at fair value (cost $982,351,799)	$995,999,378
Short-term investments (cost $14,339,900)	14,339,900
Cash	1,166,666
Receivable for investments sold	53,258,246
Other assets	26,808

Total assets	1,064,790,998

Liabilities
Note payable	76,804,570
Payable for share repurchases	43,193,753
Subscriptions received in advance	3,914,845
Withholding tax payable	3,165,307
Shareholder servicing fee payable	1,305,822
Management fee payable	1,222,677
Transfer agent fee payable	52,995
Accrued expenses and other liabilities	727,943

Total liabilities	130,387,912

Net assets	$934,403,086

Net assets consist of:
Net capital	$929,089,555
Accumulated net investment income (loss)	(10,549,621)
Accumulated net realized gain (loss) from investments	2,215,573
Net unrealized appreciation on investments	13,647,579

Net assets	$934,403,086

Net asset value per share:
890,498.446 shares issued and outstanding, no par value, 1,500,000 registered shares	$1,049.30
Maximum offering price per share
($1,049.30 plus sales load of 2% of net asset value per share)	$1,070.29

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

Alternative Investment Partners Absolute Return Fund

Statement of Operations (Unaudited)

For the Period from January 1, 2010 to June 30, 2010

Investment income
Dividend	$10,719

Expenses
Management fees	7,499,857
Shareholder servicing fees	1,240,289
Interest expenses	1,015,028
Professional fees	234,250
Accounting and administration fees	211,322
Transfer agent fees	117,858
Custody fees	106,253
Registration fees	35,300
Trustees’ fees	16,214
Other	83,969

Total expenses	10,560,340

Net investment income (loss)	(10,549,621)

Realized and unrealized gain (loss) from investments
Net realized gain (loss) from investments in investment funds	2,215,573
Net realized gain (loss) from investments	2,215,573
Net change in unrealized appreciation/depreciation on investments in investment funds	(10,497,783)

Net change in unrealized appreciation/depreciation on investments	(10,497,783)

Net realized and unrealized gain (loss) from investments	(8,282,210)

Net increase (decrease) in net assets resulting from operations	$(18,831,831)

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

Alternative Investment Partners Absolute Return Fund

Statements of Changes in Net Assets (Unaudited)

For the year ended December 31, 2009
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$(19,049,041)
Net realized gain (loss) from investments	(51,877,013)
Net change in unrealized appreciation/depreciation on investments	212,685,599

Net increase (decrease) in net assets resulting from operations	141,759,545

Shareholder transactions
Subscriptions (representing 73,112.711 shares)	73,033,088
Repurchases (representing 207,418.647 shares)	(207,078,784)

Net increase (decrease) in net assets from shareholder transactions	(134,045,696)

Total increase (decrease) in net assets	7,713,849
Net assets, beginning of year (representing 1,062,787.547 shares)	985,725,769

Net assets, end of year (representing 928,481.611 shares)	$993,439,618

For the period from January 1, 2010 to June 30, 2010
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$(10,549,621)
Net realized gain (loss) from investments	2,215,573
Net change in unrealized appreciation/depreciation on investments	(10,497,783)

Net increase (decrease) in net assets resulting from operations	(18,831,831)

Shareholder transactions
Subscriptions (representing 35,520.830 shares)	38,208,751
Repurchases (representing 73,503.995 shares)	(78,413,452)

Net increase (decrease) in net assets from shareholder transactions	(40,204,701)

Total increase (decrease) in net assets	(59,036,532)
Net assets, beginning of period (representing 928,481.611 shares)	993,439,618

Net assets, end of period (representing 890,498.446 shares)	$934,403,086

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

Alternative Investment Partners Absolute Return Fund

Statement of Cash Flows (Unaudited)

For the Period from January 1, 2010 to June 30, 2010

Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$(18,831,831)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized (gain) loss from investments in investment funds	(2,215,573)
Net change in unrealized appreciation/depreciation on investments in investment funds	10,497,783
Purchase of investments in investment funds	(171,806,904)
Proceeds from sale of investments in investment funds	195,263,597
(Increase) decrease in short-term investments	(498,725)
(Increase) decrease in prepaid investments in investment funds	30,000,000
(Increase) decrease in receivable for investments sold	16,898,213
(Increase) decrease in due from counterparty	6,475,527
(Increase) decrease in other assets	53,974
Increase (decrease) in withholding tax payable	855,810
Increase (decrease) in shareholder servicing fee payable	22,011
Increase (decrease) in management fee payable	(1,359,752)
Increase (decrease) in transfer agent fee payable	5,267
Increase (decrease) in accrued expenses and other liabilities	97,753

Net cash provided by (used in) operating activities	65,457,150

Cash flows from financing activities
Proceeds from issuance of note payable*	68,983,000
Repayments of note payable	(78,400,000)
Subscriptions (including subscriptions received in advance)	35,923,176

Repurchases	(91,543,073)

Net cash provided by (used in) financing activities	(65,036,897)
Net change in cash	420,253
Cash at beginning of period	746,413

Cash at end of period	$1,166,666

Supplemental disclosure of cash flow information:
Conversion to shareholder subscriptions in 2010 of subscriptions received in advance during 2009	$6,200,420

*	Includes $983,000 of accrued interest expense that was rolled over into the note payable principal balance. See discussion in Note 8 to the financial statements.

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited)

June 30, 2010

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date *	Liquidity **
Investment Funds
Commodity Trading Advisors - Managed Futures
Robeco Transtrend Diversified Fund LLC	6/1/2008	$18,576,512	$19,254,360	2.06%	7/31/2010	Monthly

Total Commodity Trading Advisors - Managed Futures		18,576,512	19,254,360	2.06

Distressed
Cerberus Partners, L.P.	11/1/2009	35,112,516	37,604,234	4.02	(a)	(a)
Cerberus SPV LLC	11/1/2009	20,697,404	22,236,158	2.38	(a)	(a)

Total Distressed		55,809,920	59,840,392	6.40

Equity Long/Short - High Hedge
Ascend Partners Fund II LP	6/1/2008	21,672,366	23,384,220	2.50	9/30/2010	Quarterly
Diamondback Partners, LP	3/1/2010	27,500,000	26,752,188	2.86	3/31/2011	Quarterly
Millennium USA, L.P.	9/1/2008	56,232,303	63,156,750	6.76	9/30/2010	Quarterly
Prism Partners III Leveraged, L.P.	3/1/2008	25,709,773	29,282,733	3.14	8/31/2010	Monthly

Total Equity Long/Short - High Hedge		131,114,442	142,575,891	15.26

Equity Long/Short - Opportunistic
Artha Emerging Markets Fund L.P.	4/1/2010	15,000,000	14,663,351	1.57	9/30/2010	Quarterly
Eminence Partners, L.P.	7/1/2009	26,026,966	24,565,892	2.63	9/30/2010	Quarterly
Highbridge Long/Short Equity Fund, L.P.	1/1/2006	20,914,866	21,336,422	2.28	9/30/2010	Quarterly
Karsch Capital II, LP	1/1/2006	21,217,788	20,735,952	2.22	9/30/2010	Quarterly
Lansdowne Global Financials Fund, L.P.	1/1/2006	21,983,498	25,895,766	2.77	9/30/2010	Monthly
Lansdowne UK Equity Fund, L.P.	5/1/2009	35,000,000	38,703,374	4.14	9/30/2010	Monthly
S.A.C. Capital Management, L.P.	9/1/2009	37,979,793	39,711,775	4.25	9/30/2010	Quarterly

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited) (continued)

June 30, 2010

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date *	Liquidity **
Investment Funds (continued)
Equity Long/Short - Opportunistic (continued)
S.A.C. Multi-Strategy Fund, L.P.	1/1/2010	$3,610,366	$3,699,729	0.40%	(b)	(b)
Seligman Tech Spectrum Fund LLC	11/1/2007	35,802,889	34,961,496	3.74	7/31/2010	Monthly
SR Global Fund L.P. - Emerging Markets Portfolio	1/1/2010	25,000,000	22,786,289	2.44	9/30/2010	Monthly
TPG-Axon Partners, LP	10/1/2007	35,225,123	29,364,565	3.14	9/30/2010	Quarterly (b)
Visium Special Holdings LLC	7/1/2009	740,198	1,110,032	0.12	(b)	(b)

Total Equity Long/Short - Opportunistic		278,501,487	277,534,643	29.70

Event Driven Credit
Plainfield 2008 Liquidating LLC	1/1/2009	18,260,968	12,126,823	1.30	(a)	(a)
Plainfield 2009 Liquidating LLC	6/1/2009	22,200,554	13,673,245	1.46	(a)	(a)
Silver Point Capital Fund, L.P.	5/1/2007	3,573,654	2,794,118	0.30	(b)	(b)

Total Event Driven Credit		44,035,176	28,594,186	3.06

Macro
Brevan Howard L.P.	4/1/2009	45,771,948	49,767,782	5.33	9/30/2010	Monthly
Citadel Tactical Trading LLC	1/1/2008	24,400,323	43,915,415	4.70	9/30/2010	Quarterly
D.E. Shaw Oculus Fund, L.L.C.	11/1/2006	30,260,529	32,213,038	3.45	9/30/2010	Quarterly
Discovery Global Opportunity Partners, L.P.	1/1/2008	30,915,000	35,786,671	3.83	12/31/2010	Semi-annually
Moore Emerging Markets Fund Ltd.	7/1/2009	20,000,000	19,849,200	2.12	10/31/2010	Quarterly
Pharo Macro Fund, Ltd.	5/1/2010	25,000,000	23,988,510	2.57	9/30/2010	Quarterly
QFR Victoria Fund, Ltd.	2/1/2010	30,000,000	31,237,393	3.34	9/30/2010	Quarterly
Tudor BVI Global Fund L.P. (The)	4/1/2009	28,174,353	30,117,521	3.22	9/30/2010	Quarterly

Total Macro		234,522,153	266,875,530	28.56

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited) (continued)

June 30, 2010

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date *	Liquidity **
Investment Funds (continued)
Multi-Strategy
Amaranth Capital Partners LLC	1/1/2006	$378,095	$92,617	0.01%	(a)	(a)
Citadel Wellington LLC	8/1/2006	45,088,426	37,716,841	4.04	9/30/2010	2 Years & Quarterly
D.E. Shaw Composite Fund, L.L.C.	1/1/2006	21,096,146	22,498,896	2.41	9/30/2010	Quarterly (b)
HBK Fund II L.P.	11/1/2009	19,908,340	19,459,252	2.08	9/30/2010	Quarterly (b)
Magnetar Capital Fund II LP	1/1/2010	26,778,145	23,361,795	2.50	9/30/2010	Quarterly
Magnetar Capital Fund, LP	1/1/2008	3,221,855	2,722,936	0.29	(b)	(b)
OZ Europe Domestic Partners II, L.P.	4/1/2007	1,836,740	2,422,315	0.26	(b)	(b)
Perry Partners, L.P.	11/1/2006	2,138,660	1,231,774	0.13	(b)	(b)
Polygon Global Opportunities Fund LP	1/1/2006	5,870,018	3,966,978	0.42	(a)	(a)
QVT Associates II LP	7/1/2009	36,307,919	32,830,692	3.51	12/31/2010	Quarterly (b)
QVT Associates II Holdings Ltd.	7/1/2009	2,341,035	2,395,404	0.26	(b)	(b)
Sandelman Partners Multi-Strategy Fund, LP	5/1/2007	1,744,168	176,387	0.02	(a) (b)	(a) (b)

Total Multi-Strategy		166,709,547	148,875,887	15.93

Restructurings and Value
Amber Fund LP	7/1/2006	3,521	3,840	0.00	(a)	(a)
Castlerigg Onshore SPV	1/1/2009	609,372	521,383	0.06	(a)	(a)
Castlerigg Partners L.P.	5/1/2007	968,006	673,831	0.07	(a) (b)	(a) (b)
Icahn Partners LP	1/1/2006	10,000,000	7,713,552	0.83	12/31/2010	Semi-annually
One East Partners, LP	8/1/2006	3,808,029	3,207,666	0.34	(a) (b)	(a) (b)
Owl Creek Overseas Fund, Ltd.	2/1/2008	27,226,113	29,224,702	3.13	10/31/2010	Quarterly (b)
OZ Asia Domestic Partners, L.P.	1/1/2006	82,266	18,782	0.00	(b)	(b)

Total Restructurings and Value		42,697,307	41,363,756	4.43

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited) (continued)

June 30, 2010

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date *	Liquidity **
Investment Funds (continued)
Statistical Arbitrage
Citadel Derivatives Group Investors LLC	7/1/2007	$10,385,255	$11,084,733	1.19%	9/30/2010	Quarterly

Total Statistical Arbitrage		10,385,255	11,084,733	1.19

Total Investments in Investment Funds		982,351,799	995,999,378	106.59

Short-Term Investments
State Street Institutional Liquid Reserves Fund - Institutional Class 0.16%		14,339,900	14,339,900	1.54

Total Short-Term Investments		14,339,900	14,339,900	1.54

Total Investments in Investment Funds and Short-Term Investments		$996,691,699	1,010,339,278	108.13

Liabilities in excess of Other Assets			(75,936,192)	(8.13)

Total Net Assets			$934,403,086	100.00%

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited) (continued)

June 30, 2010

Detailed information about all of the Investment Funds’ portfolios is not available.

*	Investments in Investment Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after June 30, 2010 that redemption from a tranche is available. Other tranches may have an available redemption date that is after the Next Available Redemption Date. Redemptions from Investment Funds may be subject to fees.
**	Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms.
(a)	The Investment Fund is in liquidation. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund is able to liquidate underlying investments.
(b)	A portion or all of the Fund’s interests in this Investment Fund are held in side pockets, which have restricted liquidity. See discussion in Note 2 to the financial statements.

Strategy Allocation	Percent of Net Assets
Equity Long/Short - Opportunistic	29.70%
Macro	28.56
Multi-Strategy	15.93
Equity Long/Short - High Hedge	15.26
Distressed	6.40
Restructurings and Value	4.43
Event Driven Credit	3.06
Commodity Trading Advisors - Managed Futures	2.06
Short-Term Investments	1.54
Statistical Arbitrage	1.19

Total Investments in Investment Funds and Short-Term Investments	108.13%

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (Unaudited)

June 30, 2010

1. Organization

Alternative Investment Partners Absolute Return Fund (the “Fund”) was organized under the laws of the State of Delaware as a statutory trust on May 12, 2005 pursuant to an Agreement and Declaration of Trust (the “Trust Deed”) and commenced operations on January 1, 2006. The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third party investment managers who employ a variety of “absolute return” investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. “Absolute return” refers to a broad class of investment strategies that are managed without reference to the performance of equity, debt and other markets. “Absolute return” investment strategies allow investment managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. The Fund may seek to gain investment exposure to certain Investment Funds or to adjust market or risk exposure by entering into derivative transactions, such as total return swaps, options and futures.

Morgan Stanley Alternative Investment Partners LP serves as the Fund’s “Special Shareholder.” The Special Shareholder shall make such contributions to the capital of the Fund from time to time in an amount sufficient for it to serve as “tax matters partner” for the Fund, which is treated as a partnership for U.S. federal income tax purposes. Morgan Stanley AIP GP LP, the general partner of the Special Shareholder, serves as the Fund’s investment adviser (the “Adviser”) and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Fund’s Board of Trustees (the “Board”). The Adviser is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended. The Special Shareholder and the Adviser are affiliates of Morgan Stanley. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Trust Deed or unless and until required by law.

The Fund is a “Master” fund in a “Master-Feeder” structure whereby a feeder fund invests substantially all of its assets in the Fund. As of June 30, 2010, Alternative Investment Partners Absolute Return Fund STS, an indirect feeder fund to the Fund, represented 56.11% of the Fund’s net assets.

The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.

The Fund offers on a continuous basis through Morgan Stanley Distribution, Inc. (the “Distributor”), an affiliate of Morgan Stanley, 1,500,000 shares of beneficial interest (“Shares”). The initial closing date (“Initial Closing Date”) for public offering of Shares was July 1, 2006. Shares were offered until the Initial Closing Date at an initial offering price of $1,000 per Share, plus any applicable sales load, and have been continuously offered thereafter for purchase as of the first business day of each calendar month at the Fund’s then current net asset value per Share, plus any applicable sales load. The Distributor may enter into selected dealer agreements with various brokers and dealers (“Selling Agents”), some of which are affiliates of the Fund, that have agreed to participate in the distribution of the Fund’s Shares. Shares may also be purchased through any registered investment adviser (a “RIA”) that has entered into an arrangement with the Distributor for such RIA to recommend Shares to its clients in conjunction with a “wrap” fee, asset allocation or other management asset program by such RIA.

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (Unaudited) (continued)

1. Organization (continued)

Shares are sold only to investors (“Shareholders”) that represent that they are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the U.S. Securities Act of 1933, as amended. The minimum initial investment in the Fund by any Shareholder is $50,000. The minimum additional investment in the Fund by any Shareholder is $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain Shareholders. Shareholders may only purchase their Shares through the Distributor, a Selling Agent or a RIA.

The Fund may from time to time offer to repurchase Shares (or portions of them) at net asset value pursuant to written tenders by Shareholders, and each such repurchase offer will generally apply to up to 15% of the net assets of the Fund. Repurchases are made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares (or portions of them) from Shareholders, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares (or portions of them) from Shareholders quarterly, on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day). In general, the Fund will initially pay at least 90% of the estimated value of the repurchased Shares to Shareholders as of the later of: (1) a period of within 30 days after the value of the Shares to be repurchased is determined, or (2) if the Fund has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Shares, within ten business days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from such Investment Funds. The remaining amount (the “Holdback Amount”) will be paid promptly after completion of the annual audit of the Fund and preparation of the Fund’s audited financial statements. As of June 30, 2010, the total of all Shareholders’ Holdback Amounts was $729,925 and is included in payable for share repurchases in the Statement of Assets and Liabilities.

2. Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“US GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Actual results could differ from those estimates.

Portfolio Valuation

The net asset value of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (Unaudited) (continued)

2. Significant Accounting Policies (continued)

Portfolio Valuation (continued)

As of June 30, 2010, 98.58% of the Fund’s portfolio was comprised of investments in Investment Funds. The remainder of the portfolio was invested in short-term investments. The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Fund’s pro rata interest in the net assets of each such Investment Fund, as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Valuations received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such valuations are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

Some of the Investment Funds may hold a portion of their assets in “side pockets,” which are sub-funds within the Investment Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Investment Fund, the value of its investment could fluctuate based on adjustments to the fair value of the side pocket as determined by the Investment Fund’s investment manager.

The Adviser has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the valuation supplied by, or on behalf of, such Investment Fund and to determine independently the value of the Fund’s interest in such Investment Fund, consistent with the Fund’s fair valuation procedures.

Where no fair value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its value, the Adviser will determine, in good faith, the fair value of the Investment Fund under procedures adopted by the Board and subject to Board supervision. In accordance with the Fund’s Prospectus, the Adviser values the Fund’s assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund’s investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (Unaudited) (continued)

2. Significant Accounting Policies (continued)

Short-Term Investments

Short-term investments are invested in a money market fund with the Fund’s custodian, State Street Bank and Trust Company (“State Street”). Investments in money market funds are valued at net asset value.

Income Recognition and Expenses

The Fund recognizes income and expenses on an accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The changes in Investment Funds’ net asset value are included in net change in unrealized appreciation/depreciation on investments in Investment Funds in the Statement of Operations. Redemption proceeds received, whether in the form of cash or securities, are applied as a reduction of the Investment Fund’s cost, and realized gain (loss) from investments in Investment Funds is calculated using specific identification.

Income and Withholding Taxes

No provision for federal, state, or local income taxes is required in the financial statements. In accordance with the U.S. Internal Revenue Code of 1986, as amended, each of the Shareholders and Special Shareholder is to include its respective share of the Fund’s realized profits or losses in its individual tax returns. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund expects to be treated as a partnership for U.S. federal income tax purposes.

The Fund is required to withhold up to 30% U.S. tax from U.S. source dividends and 35% effectively connected income allocable to its non-U.S. Shareholders and to remit those amounts to the U.S. Internal Revenue Service on behalf of non-U.S. Shareholders. The rate of withholding is generally the rate at which the particular non-U.S. Shareholder is subject to U.S. federal income tax. The non-U.S. Shareholders are obligated to indemnify the Fund for any taxes that the Fund is required to withhold as well as any interest or penalties. Withholding taxes result in a redemption of Shares from the Fund for any non-U.S. Shareholders who incur the withholding.

For the period from January 1, 2010 to June 30, 2010, the Fund recorded an estimated tax withholding amount of $1,155,811 which is included in repurchases in the Statement of Changes in Net Assets.

The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of June 30, 2010. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Generally, the tax authorities can examine all tax returns filed for the last three years.

3. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, written option contracts, and swaps. The Fund’s risk of loss in these Investment Funds is limited to the value of these investments as reported by the Fund.

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (Unaudited) (continued)

4. Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•

Level 2 – other significant observable inputs (including quoted prices for similar investments, fair value of investments for which the Fund has the ability to fully redeem tranches at net asset value as of the measurement date or within the near term, short-term investments valued at amortized cost)

•

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, fair value of investments for which the Fund does not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The units of account that are valued by the Fund are its interests in the Investment Funds or other financial instruments and not the underlying holdings of such Investment Funds or other financial instruments. Thus, the inputs used by the Fund to value its investments in each of the Investment Funds or other financial instruments may differ from the inputs used to value the underlying holdings of such Investment Funds or other financial instruments.

The Fund’s policy is to recognize transfers between Levels 1, 2 or 3, if any, as if they occurred as of the beginning of the reporting period.

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (Unaudited) (continued)

4. Fair Value of Financial Instruments (continued)

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total
Investment Funds
Commodity Trading Advisors - Managed Futures	$—	$19,254,360	$—	$19,254,360
Distressed	—	—	59,840,392	59,840,392
Equity Long/Short - High Hedge	—	52,666,953	89,908,938	142,575,891
Equity Long/Short - Opportunistic	—	203,648,543	73,886,100	277,534,643
Event Driven Credit	—	—	28,594,186	28,594,186
Macro	—	266,875,530	—	266,875,530
Multi-Strategy	—	22,586,910	126,288,977	148,875,887
Restructurings and Value	—	36,024,512	5,339,244	41,363,756
Statistical Arbitrage	—	11,084,733	—	11,084,733

Total Investment Funds	$—	$612,141,541	$383,857,837	$995,999,378

Short-Term Investments	$—	$14,339,900	$—	$14,339,900

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Investment Funds
Balance as of December 31, 2009	$405,016,162
Net realized gain (loss)	(9,553,391)
Net change in unrealized appreciation/depreciation	13,860,586
Purchases	28,875,813
Distributions/sales	(23,602,526)
Transfers into Level 3*	51,985,759
Transfers out of Level 3*	(82,724,566)

Balance as of June 30, 2010	$383,857,837

Net change in unrealized appreciation/depreciation from Level 3 investments still held as of June 30, 2010	$13,387,575

*	Transfers are due to changes in the Fund’s ability to redeem investments, based on changes to the available redemption date for each applicable investment.

In January 2010, the Financial Accounting Standards Board issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurements and inputs and valuation techniques used to measure fair value. Effective January 1, 2010, the Fund adopted such amended guidance.

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (Unaudited) (continued)

5. Investments in Investment Funds

The following table summarizes the fair value and liquidity terms of the Investment Funds as of June 30, 2010, aggregated by investment strategy:

	Fair Value	Redemption Frequency (if applicable)	Redemption Notice Period (if applicable)
Investment Funds
Commodity Trading Advisors - Managed Futures (a)	$19,254,360	Monthly	10 days
Distressed (b)	59,840,392	Not Applicable	Not Applicable
Equity Long/Short - High Hedge (c)	142,575,891	Monthly to Quarterly	45-90 days
Equity Long/Short - Opportunistic (d)	277,534,643	Monthly to Quarterly	30-90 days
Event Driven Credit (e)	28,594,186	Not Applicable	Not Applicable
Macro (f)	266,875,530	Monthly to Semi-annually	30-90 days
Multi-Strategy (g)	148,875,887	Quarterly to 2 Years	45-100 days
Restructurings and Value (h)	41,363,756	Quarterly to Semi-annually	60-90 days
Statistical Arbitrage (i)	11,084,733	Quarterly	45 days

Total Investment Funds	$995,999,378

(a)	Investment Funds in this strategy invest in a variety of futures contracts, including currencies, interest rates, stocks, stock market indexes, derivatives, and commodities. These Investment Funds build quantitative models to price futures and then take long and short positions in the futures.
(b)	Investment Funds in this strategy invest in, and may sell short, the securities of companies where the security’s price has been, or is expected to be, affected by a distressed situation such as a bankruptcy or corporate restructuring. Investment Fund tranches representing 6.40% of the Fund’s net assets have restricted liquidity because such Investment Fund tranches are in liquidation. The Fund estimates the remaining restriction period for such Investment Fund tranches to be up to 4 years.
(c)	Investment Funds in this strategy seek to profit by exploiting pricing inefficiencies between related equity securities, neutralizing exposure to market risk by combining long and short positions.
(d)	Investment Funds in this strategy consist of a core holding of long equities hedged at all times with short sales of stocks and/or stock index options. Some of the Investment Funds’ respective investment managers maintain a substantial portion of assets within a hedged structure and commonly employ leverage. Investment Fund tranches representing 1.04% of the Fund’s net assets have restricted liquidity because such Investment Fund tranches are held in side pockets. The Fund estimates the remaining restriction period for such Investment Fund tranches to range from up to 1 year to up to 4 years.
(e)	Investment Funds in this strategy invest in debt securities created by significant transactional events, such as spin-offs, mergers and acquisitions, bankruptcy reorganizations and recapitalizations. Investment Fund tranches representing 3.06% of the Fund’s net assets have restricted liquidity because such Investment Fund tranches are held in side pockets or are in liquidation. The Fund estimates the remaining restriction period for such Investment Fund tranches to range from up to 2 years to up to 4 years.
(f)	Investment Funds in this strategy invest by making leveraged bets on anticipated price movements of stock markets, interest rates, foreign exchange and physical commodities.
(g)	Investment Funds in this strategy tactically allocate capital to various hedge fund strategies based on their perceived risk and return profiles. Investment Fund tranches representing 2.15% of the Fund’s net assets have restricted liquidity because such Investment Fund tranches are held in side pockets or are in liquidation. The Fund estimates the remaining restriction period for Investment Fund tranches representing 2.14% of the Fund’s net assets to range from up to 1 year to up to 5 years. The remaining restriction period for an Investment Fund tranche representing 0.01% of the Fund’s net assets is uncertain, however such redemption restriction has been in place for approximately 4 years.

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (Unaudited) (continued)

5. Investments in Investment Funds (continued)

(h)	Investment Funds in this strategy invest in restructuring companies that are undergoing significant corporate events such as spin-offs, recapitalizations, litigation events, strategic realignment, and other major changes. It also includes “value” investments in securities that are believed to be underpriced relative to their intrinsic or fundamental value or which are expected to appreciate in value if circumstances change or an anticipated event occurs. Investment Fund tranches representing 0.57% of the Fund’s net assets have restricted liquidity because such Investment Fund tranches are held in side pockets or are in liquidation. The Fund estimates the remaining restriction period for Investment Fund tranches representing 0.47% of the Fund’s net assets to range from up to 2 years to up to 5 years. The remaining restriction period for an Investment Fund tranche representing 0.10% of the Fund’s net assets is uncertain, however such redemption restriction has been in place for approximately 1 year.
(i)	Investment Funds in this strategy profit from temporary pricing discrepancies between related securities. This irregularity offers an opportunity to go long the cheaper security and to short the more expensive one in an attempt to profit as the prices of the two revert to their norm, or mean.

As of June 30, 2010, 3.55% of the Fund’s net assets were invested in side pockets maintained by the Investment Funds. As of June 30, 2010, 1.42% (excluding side pockets) of the Fund’s net assets were invested in Investment Funds with the next available redemption date extending beyond one year from June 30, 2010. As of June 30, 2010, 9.67% (excluding side pockets) of the Fund’s net assets were invested in Investment Funds that are in liquidation.

For the period from January 1, 2010 to June 30, 2010, aggregate purchases and proceeds from sales of investments in Investment Funds were $171,806,904 and $195,263,597, respectively.

The cost of investments for federal income tax purposes is adjusted for items of taxable income or loss allocated to the Fund from the Investment Funds. The allocated taxable income or loss is reported to the Fund by the Investment Funds on Schedules K-1. Such tax adjustments for the year ended December 31, 2010 will be made once the Fund has received all 2010 Schedules K-1 from the Investment Funds.

6. Investment Receivables and Payables

As of June 30, 2010, $53,258,246 was due to the Fund from Investment Funds. The receivable amount represents the fair value of each investment in Investment Funds net of management fees and incentive fees/allocations. Substantially all of these amounts were collected subsequent to the balance sheet date.

7. Management Fee, Related Party Transactions and Other

The Fund bears all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments in the underlying Investment Funds.

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly management fee of 0.125% (1.50% on an annualized basis) of the Fund’s month end net asset value. The management fee is an expense paid out of the Fund’s assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month, before adjustments for any repurchases effective on that day. The management fee is in addition to the asset-based fees and incentive fees or allocations charged by the underlying Investment Funds and indirectly borne by Shareholders in the Fund. For the period from January 1, 2010 to June 30, 2010, the Fund incurred management fees of $7,499,857, of which $1,222,677 was payable to the Adviser at June 30, 2010.

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (Unaudited) (continued)

7. Management Fee, Related Party Transactions and Other (continued)

The Distributor or Selling Agent may charge Shareholders a sales load of up to 2% of the Shareholder’s purchase. Investments of $50,000 - $499,999 are subject to a maximum sales load of 2%; investments of $500,000 - $999,999 are subject to a maximum sales load of 1.5%; investments of $1,000,000 - $4,999,999 are subject to a maximum sales load of 1%; and investments of $5,000,000 or more are not subject to a sales load. The Distributor or Selling Agent may, in its discretion, waive the sales load for certain Shareholders. In addition, purchasers of Shares in conjunction with certain “wrap” fee, asset allocation or other managed asset programs sponsored by an investment adviser, including an affiliate of the Adviser, or Morgan Stanley and its affiliates (including the Adviser) and the directors, partners, principals, officers and employees of Morgan Stanley and its affiliates may not be charged a sales load by the Distributor or Selling Agent.

The Fund pays the Distributor, and the Distributor pays each financial institution, broker-dealer and other industry professional (collectively, “Service Agents”) that enters into a shareholder servicing agreement with the Distributor, a quarterly shareholder servicing fee of 0.0625% (0.25% on an annualized basis) of the net asset value of the outstanding Shares beneficially owned by clients of the Distributor or the Service Agent. In exchange for this fee, the Distributor or the Service Agent, as the case may be, responds to Shareholder inquiries about the Fund, facilitates Fund communications with Shareholders, assists Shareholders in changing account designations or addresses, and assists Shareholders in processing repurchase requests. For the period from January 1, 2010 to June 30, 2010, the Fund incurred shareholder servicing fees of $1,240,289, of which $1,305,822 was payable to the Distributor at June 30, 2010.

State Street provides accounting and administrative services to the Fund. Under an administrative services agreement, State Street is paid an administrative fee, computed and payable monthly at an annual rate ranging from 0.030% to 0.045%, based on the aggregate monthly net assets of certain Morgan Stanley products, including the Fund, for which State Street serves as the administrator. The administrative services fee is subject to an annual aggregate minimum based on $125,000 per Morgan Stanley product. State Street also serves as the Fund’s custodian. Under a custody services agreement, State Street is paid a custody fee monthly at an annual rate ranging from 0.015% to 0.020%, based on i) the aggregate monthly net assets of certain Morgan Stanley products, including the Fund, for which State Street serves as the custodian, and ii) investment purchases and sales activity related to the Fund.

The Fund is charged directly for certain reasonable out-of-pocket expenses related to the accounting, administrative and custodial services provided by State Street to the Fund.

The Fund has a deferred compensation plan (the “DC Plan”) that allows each member of the Board that is not an affiliate of Morgan Stanley to defer payment of all, or a portion, of the fees he or she receives for serving on the Board throughout the year. Each eligible member of the Board generally may elect to have the deferred amounts invested in the DC Plan in order to earn a return equal to the total return on one or more of the Morgan Stanley products that are offered as investment options under the DC Plan. Investments in the DC Plan, unrealized appreciation/depreciation on such investments and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. At June 30, 2010, the Fund’s proportionate share of assets attributable to the DC Plan was $0.

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (Unaudited) (continued)

7. Management Fee, Related Party Transactions and Other (continued)

Boston Financial Data Services, Inc. (“BFDS”) serves as the Fund’s transfer agent. Transfer Agent Fees are payable monthly based on an annual per Shareholder account charge plus out-of-pocket expenses incurred by BFDS on the Fund’s behalf.

8. Note Payable

Effective December 21, 2009, the Fund entered into a note payable agreement (the “Note”) with Credit Suisse International. The maximum availability under the Note is $125,000,000. The interest rate on the borrowings is 3-month USD LIBOR plus 1.85% per annum. The Fund is charged a minimum interest rate of 1.85% per annum on $75,000,000, less any drawdowns. The Fund has the option to reduce the minimum borrowing at any time. Under the terms of the Note, borrowings are repayable at any time by the maturity date, December 21, 2010. On the 15th day of each month, any unpaid accrued interest expense shall automatically be rolled over into the principal amount of the borrowings. At June 30, 2010, $76,804,570 was outstanding against the Note. For the period from January 1, 2010 to June 30, 2010, the Fund incurred interest expense of $1,015,028 in connection with the Note. Borrowings are secured by investments in Investment Funds. Detailed below is summary information concerning the borrowings:

# of Days Outstanding	Average Daily Balance	Annualized Weighted Average Rate
181	$93,371,273	2.16%

9. Contractual Obligations

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (Unaudited) (continued)

10. Financial Highlights

The following represents per Share data, ratios to average net assets and other financial highlights information for Shareholders. The calculations below are not annualized for periods less than one year.

	For the Period from January 1, 2010 to June 30, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
For a Share outstanding throughout the period:
Net asset value, beginning of period	$1,069.96	$927.49	$1,235.33	$1,097.12	$1,000.00

Net investment income (loss) (a)	(11.31)	(18.99)	(20.13)	(21.58)	(24.08)
Net realized and unrealized gain (loss) from investments	(9.35)	161.46	(287.71)	159.79	121.20

Net increase (decrease) resulting from operations	(20.66)	142.47	(307.84)	138.21	97.12

Net asset value, end of period	$1,049.30	$1,069.96	$927.49	$1,235.33	$1,097.12

Total return (b)	(1.93%)	15.36%	(24.92%)	12.60%	9.71%
Ratio of total expenses to average net assets before expense waivers and reimbursements (c)	1.06%	1.91%	1.88%	1.89%	2.49%
Ratio of total expenses to average net assets after expense waivers and reimbursements (c)	1.06%	1.91%	1.88%	1.89%	2.34%
Ratio of net investment income (loss) to average net assets (d)	(1.06%)	(1.90%)	(1.81%)	(1.80%)	(2.26%)
Portfolio turnover	16%	38%	23%	28%	5%
Net assets, end of period (000s)	$934,403	$993,440	$985,726	$923,497	$271,782

(a)	Calculated based on the average shares outstanding methodology.
(b)	Total return assumes a subscription of a Share in the Fund at the beginning of the period indicated and a repurchase of the Share on the last day of the period, and does not reflect the impact of the sales load, if any, incurred when subscribing to the Fund.
(c)	Ratios do not reflect the Fund’s proportionate share of the expenses of the Investment Funds.
(d)	Ratio does not reflect the Fund’s proportionate share of the income and expenses of the Investment Funds.

The above ratios and total return have been calculated for the Shareholders taken as a whole. An individual Shareholder’s return and ratios may vary from these returns and ratios due to the timing of Share transactions and withholding tax allocation, as applicable.

11. Subsequent Events

Unless otherwise stated throughout the Notes to the financial statements, the Fund noted no subsequent events that require disclosure in the financial statements.

Alternative Investment Partners Absolute Return Fund

Investment Advisory Agreement Approval (Unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the Fund’s investment advisory agreement (the “Advisory Agreement” ), including selection of Investment Funds for investment of the Fund’s assets, allocation of the Fund’s assets among, and monitoring performance of, Investment Funds, evaluation of risk exposure of Investment Funds and reputation, experience and training of investment managers, management of short-term cash and operations of the Fund, day-to-day portfolio management and general due diligence examination of Investment Funds before and after committing assets of the Fund for investment. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services that the Adviser provides, or arranges at its expense, under the Advisory Agreement, including among other things, providing to the Fund office facilities, equipment and personnel.

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Advisory Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to an appropriate benchmark selected by the Adviser. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2009, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund outperformed a benchmark selected by the Adviser and consisting of other comparable funds of hedge funds for the one- and three- year periods and the period since July 2006, the inception of the Fund. The Board discussed with the Adviser the level of the advisory fee for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper, Inc. In addition to the advisory fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that while the advisory fee was higher but close to the Fund’s peer group average, the total expense ratio was lower than its peer group average. After discussion, the Board concluded that the Fund’s advisory fee, total expense ratio and performance were competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s advisory fee rate, which does not include breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Alternative Investment Partners Absolute Return Fund

Investment Advisory Agreement Approval (Unaudited) (continued)

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex, and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Advisory Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser’s costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Advisory Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Advisory Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its Shareholders to approve renewal of the Advisory Agreement for another year. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Advisory Agreement.

Alternative Investment Partners Absolute Return Fund

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Investment Funds; and (2) how the Fund voted proxies relating to Investment Funds during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund at 1-888-322-4675. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Schedule (Unaudited)

The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling the Fund at 1-888-322-4675.

Alternative Investment Partners Absolute Return Fund

100 Front Street, Suite 400

West Conshohocken, PA 19428

Trustees

Michael Nugent, Chairperson of the Board and Trustee

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

W. Allen Reed

Fergus Reid

Officers

Randy Takian, President and Principal Executive Officer

Stefanie V. Chang Yu, Vice President

Jacques Chappuis, Vice President

Mustafa Jama, Vice President

Matthew Graver, Vice President

Mary Ann Picciotto, Chief Compliance Officer

Noel Langlois, Treasurer and Chief Financial Officer

Mary E. Mullin, Secretary

Investment Adviser

Morgan Stanley AIP GP LP

100 Front Street, Suite 400

West Conshohocken, PA 19428

Administrator, Custodian, Fund Accounting Agent and Escrow Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Independent Registered Public Accounting Firm

Ernst & Young LLP

Two Commerce Square

2001 Market Street, Suite 4000

Philadelphia, PA 19103

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

ITEM 2.	CODE OF ETHICS. Not applicable to a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable to a semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable to a semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS. Refer to Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable to a semi-annual report.

ITEM 8.	PORTFOLIO MANAGERS.

(a)(1)	Change in Portfolio Manager

This information is as of September 1, 2010.

Kevin Kuntz is no longer a Portfolio Manager of the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES. Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)

(1) Code of Ethics is not applicable to a semi-annual report.

(2) Certifications of Principal Executive Officer and Principal Financial Officer attached to this report as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALTERNATIVE INVESTMENT PARTNERS ABSOLUTE RETURN FUND

By:	/S/ RANDY TAKIAN
Name:	Randy Takian
Title:	President
Date:	September 1, 2010

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ RANDY TAKIAN
Name:	Randy Takian
Title:	Principal Executive Officer
Date:	September 1, 2010

By:	/S/ NOEL LANGLOIS
Name:	Noel Langlois
Title:	Principal Financial Officer
Date:	September 1, 2010